                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12


                            COGNITRONICS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
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     and 0-11.

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/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                            COGNITRONICS CORPORATION
                                3 CORPORATE DRIVE
                         DANBURY, CONNECTICUT 06810-4130


                            -------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 12, 2005


                            -------------------------


TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cognitronics Corporation (the "Company") will be held at the offices of the Company, at 3 Corporate Drive, Danbury, Connecticut on May 12, 2005, at 10:00 a.m., for the following purposes:

        1.      To elect five directors to the Board of Directors.

        2. To approve the selection of Carlin, Charron & Rosen, LLP, an independent registered public accounting firm, as independent auditors for the Company for the year ending December 31, 2005.

        3. To conduct such other business as may properly come before the meeting, including any adjournment thereof.

Only holders of Common Stock of the Company of record at the close of business on April 7, 2005 will be entitled to vote at the meeting or any adjournment thereof.

A proxy statement and proxy are enclosed.

                                             By order of the Board of Directors,


                                                                 Harold F. Mayer
                                                                       SECRETARY
April 21, 2005






                             YOUR VOTE IS IMPORTANT
           YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY
                           IN THE ENCLOSED ENVELOPE.

                            COGNITRONICS CORPORATION


                                 APRIL 21, 2005


                        ---------------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 12, 2005


                        ---------------------------------


                                 PROXY STATEMENT

        This proxy statement is furnished to the stockholders of Cognitronics Corporation (the "Company") in connection with the solicitation of proxies for the Annual Meeting of Stockholders to be held at the principal office of the Company at 3 Corporate Drive, Danbury, Connecticut 06810-4130 on May 12, 2005 at 10:00 a.m. and any adjournment thereof (the "Annual Meeting").

        The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of the Company. Execution of the proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person, and stockholders giving proxies may revoke them at any time before they are exercised by a written revocation or by a duly exercised proxy bearing a later date delivered to the Secretary of the Company. Proxies in the form enclosed, unless previously revoked, will be voted at the Annual Meeting as set forth in the proxies or, if no choice is indicated, in favor of each of the proposals outlined below. Should any matter other than those indicated herein properly come before the Annual Meeting for a vote (including any adjournment), the persons designated as proxies will vote thereon in accordance with their best judgment. If any proposal has not received sufficient votes for approval at the Annual Meeting, management will consider one or more adjournments to permit additional voting on the proposal.

        The owners of Common Stock have all voting rights with respect to matters to come before the Annual Meeting. Each share of Common Stock entitles its holder to one vote. At the close of business on the record date, April 7, 2004, there were outstanding and entitled to vote 5,740,903 shares of Common Stock. Only holders of Common Stock of record at the close of business on April 7, 2005 are entitled to notice of and to vote at the Annual Meeting. This proxy statement, the accompanying notice of meeting and the Company's Annual Report to Stockholders are first being mailed on or about April 21, 2005.

SECURITY OWNERSHIP

        The following table sets forth information as to ownership of the Common Stock of the Company as of March 1, 2005 with respect to (i) current directors and nominees for directors of the Company; (ii) the executive officers listed on the Summary Compensation Table; (iii) current directors and executive officers as a group; and (iv) beneficial owners of more than 5%.

                                                       SHARES        PERCENT OF
                             NAME OF                BENEFICIALLY       SHARES
                       BENEFICIAL OWNER(K)              OWNED        OUTSTANDING
                       -------------------              -----        -----------

John T. Connors , Director .......................   19,500(b)(c)         (a)

Brian J. Kelley, President, CEO and Director .....  761,125(b)(d)(e)    13.3%

Jack Meehan, Director ............................   20,500(b)(c)         (a)

William A. Merritt, Director......................   30,200(b)(c)         (a)

William J. Stuart, Director  .....................   26,895(b)(c)(f)      (a)

Kenneth G. Brix, Vice President...................  189,901(b)           3.3%

Michael N. Keefe, Vice President..................  211,278(b)(h)        3.7%

Roy A. Strutt, Vice President.....................  269,309(b)(g)        4.7%

Garrett Sullivan, Treasurer and CFO...............  218,455(b)(i)        3.8%

All directors and officers, as a group including
those listed above, consisting of 11 persons......1,958,825(b)(c)(j)    34.2 %

---------------------------------------

(a)     The percentage of shares beneficially owned does not exceed one percent.

(b) Of the shares of Common Stock shown above as beneficially owned, the number of shares with respect to which the following persons had a right to acquire beneficial ownership within 60 days were: John T. Connors - 19,500, Brian J. Kelly - 242,500, Jack Meehan - 20,500, William A. Merritt - 20,500, William J. Stuart - 17,750, Roy A. Strutt - 86,667, Kenneth G. Brix -86,667 , Michael N. Keefe - 86,667, Garrett Sullivan - 86,667 and all current directors and officers as a group -- 757,918. Other than shares as to which he had a right to acquire beneficial ownership or as noted below, each person held sole voting and sole investment power with respect to the shares shown above.
(c) Does not include equivalent shares of Common Stock recorded in the books and records of the Company as deferred compensation, as follows: John T. Connors - 25,522 shares, Jack Meehan - 42,649 shares and William A. Merritt - 36,404 shares and all current officers and directors as a group - 104,843 shares.
(d) With respect to 110,133 of the shares, voting and investment power is shared with Mr. Kelley's spouse.
(e) Includes 4,500 shares held in Mr. Kelley's name as custodian for his three children.
(f) With respect to 8,145 of the shares, voting and investment power is shared with Mr. Stuart's spouse.
(g)     Includes 4,875 shares held in the name of Mr. Strutt's spouse.
(h) With respect to 2,955 of the shares, voting and investment power is shared with Mr. Keefe's spouse.
(i) With respect to 32,257 of the shares, voting and investment power is shared with Mr. Sullivan's spouse.
(j) With respect to 158,365 of the shares, voting and investment power is shared with the spouses of the beneficial owners.
(k) The business address of each of the named beneficial owners is c/o Cognitronics Corporation, 3 Corporate Drive, Danbury, CT 06810-4130, except for Mr. Strutt whose business address is c/o Dacon Electronics Plc, 1 Enterprise Way, Hemel Hempstead, Hertfordshire, HP2 7Y3, United Kingdom.

1.      ELECTION OF DIRECTORS

        At the Annual Meeting, five directors are to be elected, to serve for the ensuing year and until their respective successors are elected and qualified. Proxies in the accompanying form will be voted for the election of the nominees listed below unless instructions are given on the proxy to withhold authority to vote for one or more of the nominees. In the event that one or more of such persons become unavailable for election as a director, which is not anticipated, the shares represented by the accompanying proxy will be voted for one or more substitutes approved by management, or the size of the Board will be reduced.

INFORMATION CONCERNING NOMINEES

        The following table sets forth with respect to each nominee: (1) his name and age, all positions and offices with the Company currently held by him, and his principal occupation over the last five years (including other directorships and business experience) and (2) the period during which he has served as a director of the Company.


           NAME, AGE, POSITIONS, PRINCIPAL OCCUPATION,                DIRECTOR
              DIRECTORSHIPS AND BUSINESS EXPERIENCE                    SINCE
              -------------------------------------                    -----

J. T. Connors, 56, joined the law firm of Pillsbury Winthrop Shaw       2000
        Pittman LLP, formerly known as Shaw Pittman LLP, in 2003 as counsel in its New York office. Prior to that he was a business and financial consultant from November 2001 to March 2003, President and Chief Operating Officer of
        Fortis Capital Holdings Inc (a financial services company), and its predecessor, Mees Pierson Holdings

        Holdings Inc. from 1993 to 1997.

Brian J. Kelley, 53, has been President and Chief Executive             1994
        Officer of the Company since 1994. Prior to that he held senior management positions with TIE/Communications, Inc.
        from 1986 to 1994.

Jack Meehan, 56, has been President and Chief Executive Officer         1991
        of Novus, LLC (a telephone systems equipment company) since November 2001. Prior to that he had been President and Chief Executive Officer of Aztec International, Inc.
        (a similar business), a subsidiary of Aztec Technology
        Partners, Inc., since 1983.

William A. Merritt, 68, has been President of Integrated                1994
        Communications Systems Corp. since 1992, Vice President and General Counsel of Seaboard Properties, Inc. and a
        Managing Member of the Seaboard Group of companies since
        1992 and acting Chief Financial Officer of McAllister
        Towing and Transportation Company, Inc. since 1997.

William J. Stuart, 53, has been a general partner with Still            2001
        River Funds since September 2001. Prior to that he had been Vice President of the Broadband Infrastructure &
        Access Group of ADC Telecommunications, Inc. since
        October 2000, Vice President and Chief Financial Officer of Broadband Access Systems, Inc. from October 1999 to
        September 2000, Vice President and Chief Financial
        Officer of NetCore Systems, Inc. from May 1999 to October
        1999 and Vice President and Chief Financial Officer of
        Telco Systems, Inc. from January 1997 to January 1999.

The foregoing nominees are all members of the Board, having been elected at the 2004 Annual Meeting of Stockholders, and each has consented to being named in this proxy statement as a nominee and to serve if elected.

VOTING PROCEDURE

        The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. To be elected, a nominee must receive the affirmative vote of the holders of a plurality of the outstanding shares of Common Stock represented at the Annual Meeting. Shares represented at the meeting by proxy which are not voted because the stockholder has elected to abstain or has withheld authority will be counted in determining the presence of a quorum but will not be counted as for the election of the director or directors. Shares represented at the meeting by a duly signed and dated proxy for which the proxy card has been otherwise left blank will be counted as votes "for" the election of each director.

                             EXECUTIVE COMPENSATION

        The following tables and notes set forth the compensation paid or accrued by the Company during the fiscal years ended December 31, 2004, 2003 and 2002 to its five most highly compensated executive officers whose aggregate cash compensation exceeded $100,000 for services rendered to the Company in 2004.

                                               SUMMARY COMPENSATION TABLE


                                                                                            LONG-TERM
                                                         ANNUAL COMPENSATION           COMPENSATION AWARDS
                                                      -------------------------       ----------------------

                  (a)                      (b)         (c)              (e)              (f)          (g)          (h)
                                                                   OTHER ANNUAL       RESTRICTED    OPTIONS/    ALL OTHER
                                                      SALARY       COMPENSATION         STOCK         SARS        COMP.
NAME AND PRINCIPAL POSITION               YEAR          $               $(1)            $(2)            #         $(3)
---------------------------               ----        ------       ------------       ----------    --------    ----------
Brian J. Kelley                           2004        270,000                                                      8,353
President and Chief                       2003        282,116                           73,011       60,000        9,349
Executive Officer                         2002        300,000         248,000           77,500       60,000       10,627

Kenneth G. Brix                           2004        148,500                                                        990
Vice President, Sales                     2003        155,163                           26,400       25,000        2,332
                                          2002        165,000          93,000           31,000       25,000        3,620

Roy A. Strutt                             2004        214,185                                                    1 4,656
Vice President, European Operations       2003        197,184                           26,400       25,000       13,110
and Managing Director, Dacon              2002        166,432          46,500           31,000       25,000       12,035
Electronics Plc

Michael N. Keefe                          2004        126,000                                                       840
Vice President, Engineering               2003        131,654                           26,400       25,000       1,979
                                          2002        140,000          93,000           31,000       25,000       2,100

Garrett Sullivan                          2004        126,000                                                       840
Treasurer and Chief                       2003        131,654                           26,400       25,000       1,979
Financial Officer                         2002        140,000          93,000           31,000       25,000       2,940

(1) These amounts represent the fair market value on the date awarded of rights to shares of Common Stock on January 2, 2006 if the named executive remains employed by the Company on that date, subject to earlier vesting in the event of certain circumstances.

(2) The Compensation Committee awarded restricted shares of Common Stock under the terms of the Restricted Stock on October 23, 2002, as follows:
        Mr. Kelley -50,000 shares and Messrs. Brix, Strutt, Keefe and Sullivan - 20,000 shares each; and on October 24, 2003, as follows: Mr. Kelley -60,000 shares and Messrs. Brix, Strutt, Keefe and Sullivan - 25,000 shares each . The value of the shares on the award date is reflected in the table above. The shares vest 20% annually beginning on the second anniversary of the award, subject to accelerated vesting if established performance-based targets are achieved in the years ending December 31, 1999 through 2003 provided the officer remains employed by the Company until the vesting date (except that if the officer is terminated prior to the vesting date by reason of a change in control, all restricted shares become vested immediately). Dividends will be paid on the restricted shares. Shares vested in 2002 as follows: Mr. Kelley - 5,050 shares, Messrs. Brix, Keefe and Sullivan - 2,000 shares each and Mr. Strutt - 2,030 shares. Shares vested in 2003 as follows: Mr. Kelley - 11,550 shares, Messrs. Brix, Keefe and Sullivan - 4,000 shares each and Mr. Strutt - 2,030 shares. Shares vested in 2004 as follows: Mr. Kelley
        - 19,000 shares, Messrs. Brix, Keefe and Sullivan - 6,950 shares each and Mr. Strutt - 4,500 shares. The number of shares and value of the aggregate restricted stock holdings at December 31, 2004 are: Mr. Kelley
        - 94,187 shares, $385,225; Messrs. Brix, Keefe and Sullivan - each 35,000 shares, $143,150 and Mr. Strutt - 29,000 shares, $118,610.

(3) These amounts represent (a) pension contributions, (b) term life insurance premiums paid by the Company for the benefit of the officers' beneficiaries and (c) personal use of automobile in the following amounts: Mr. Kelley -- $1,200 in insurance premiums and personal use of automobile - $7,153, Mr. Brix --$990 in insurance premiums, Messrs. Keefe and Sullivan --$840 in insurance premiums and Mr. Strutt - $13,110 in pension contributions. There are no cash values associated with the term life insurance.

                              OPTION GRANTS IN 2004

        There were no options granted to any of the named executives in 2004.

       AGGREGATE OPTION EXERCISES IN 2004 AND 2004 YEAR-END OPTION VALUES


      (A)              (B)           (C)              (D)               (E)
                                                                     VALUE OF
                                                   NUMBER OF        UNEXERCISED
                                                  UNEXERCISED      IN-THE-MONEY
                                                  OPTIONS AT        OPTIONS AT
                                                  YEAR-END(#)      YEAR-END ($)
                 SHARES ACQUIRED    VALUE        -------------     -------------
     NAME               ON        REALIZED ON     EXERCISABLE/     EXERCISABLE/
     ----          EXERCISE (#)   EXERCISE ($)   UNEXERCISABLE     UNEXERCISABLE
                   ------------   ------------   -------------     -------------


Brian J. Kelley        NONE                         202,500          $139,400
                                                     60,000          $126,400

Kenneth G. Brix        NONE                          70,000           $58,083
                                                     25,000           $52,667

Roy A. Strutt          NONE                          70,000           $58,083
                                                     25,000           $52,667

Michael N. Keefe       NONE                          70,000           $58,083
                                                     25,000           $52,667

Garrett Sullivan       NONE                          70,000           $58,083
                                                     25,000           $52,667

PENSION PLANS

        In 1977, the Company adopted a non-contributory, defined benefit pension plan covering substantially all employees in the United States. The Company's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as the Company may determine to be appropriate from time to time.

        In 1994, the Company amended the pension plan to eliminate future benefit accruals after June 30, 1994. Accordingly, new employees are not eligible to participate in the plan and the accrued pension benefit of earlier participants will remain at the level earned based on service through June 30, 1994. At January 1, 2004, the accrued annual pension benefits payable upon the retirement of the officers identified in the Summary Compensation Table were:
Brian J. Kelley - $0; Kenneth G. Brix - $0; Michael N. Keefe - $6,319; Garrett Sullivan - $4,623; and Roy A. Strutt - $0.

COMPENSATION OF DIRECTORS

        Directors who were not employees of the Company in 2004 were entitled to payment of (a) an annual fee of $8,000, (b) $1,000 for each Board meeting attended, of which there were four during 2004, and for each meeting of a committee of the Board not held in conjunction with a Board meeting, of which there were none in 2004 and (c) $1,000 for each substantive part of a business day that a director is requested to assist management in the future development of the Company's business, of which there was one such occasion in 2004. Directors may voluntarily defer the receipt of such fees to a future year. Directors may elect to be paid in cash or in shares of Common Stock of the Company. If a director elected to be paid in shares, he was entitled to 125% of the equivalent value in shares. Directors are also entitled to reimbursement of reasonable travel expenses.

        In september 1998, the Board unanimously approved the Directors' Stock Option Plan covering directors and officers who are not employees of the Company; the stockholders approved the adoption of the Directors' Stock Option Plan (the "Directors' Plan") and the awards thereunder at the Annual Meeting of Stockholders on May 13, 1999. The Board of Directors amended the Directors' Plan in 2000, 2001 and 2003, which amendments were approved by stockholders on May 11, 2000, May 17, 2001 and May 8, 2003, respectively. The terms of the Directors' Plan provide for an automatic award to each person who is a participant of options to purchase (1) 3,000 shares of Common Stock on August 1, 2000, 2001 and 2002, (2) 6,000 shares of Common Stock in each subsequent year thereafter, (3) sixty days following the initial election of a director by the Board of Directors a pro rata portion of shares of the annual award and (4) 5,500 shares of Common Stock on November 9, 2002. The option exercise price is 100% of the fair market value per share of Common Stock on the date of the award, as defined in the Directors' Plan. Generally, the options become exercisable one year after the date of award and expire ten years after the date of award. During 2004, Messrs. Connors, Meehan, Merritt and Stuart were awarded options to purchase 6,000 shares of Common Stock each on August 1 at an exercise price of $3.50 Per share. None of the aforementioned persons exercised options in 2004. The number of unexercised options and the value of unexercised in-the-money options held at December 31, 2004 by Messrs. Meehan and Merritt were as follows: exercisable - 20,500 shares, $31,295; unexercisable - 6,000 shares, $3,540 each, by Mr. Connors: Exercisable - 19,500 shares, $31,295; unexercisable - 6,000 shares, $3,540 and by Mr. Stuart: exercisable - 17,750 shares, $31,295; unexercisable - 6,000, $3,540.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee is composed of Messrs. Meehan, Merritt and Stuart, each of whom are "non-employee directors" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Mr. Connors is counsel with the law firm of Pillsbury Winthrop Shaw Pittman LLP, which the Company retained during 2005.

        The Company has advanced to officers amounts principally for income taxes related to stock awards under its 1990 Stock Option and Restricted Stock Plans and stock bonuses. In connection therewith, the largest aggregate amount the executive officers were indebted to the Company since January 1, 2003, which is also the aggregate amount at March 1, 2004 are as follows: Mr. Kelley, President and a director - $467,340; Mr. Brix, a Vice President - $159,027; Mr. Strutt, a Vice President - $599,894; Mr. Keefe, a Vice President -$77,794; and Mr. Sullivan, Treasurer - $380,101. The above indebtedness, which is partially unsecured and is payable on demand, bears interest at varying rates approximating market rates. There were no such advances subsequent to July 28, 2002.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee of the Board of the Company under the direction of the Board has prepared the following report for inclusion in this Proxy Statement.

        The Compensation Committee annually reviews the performance contributions of the officers of the Company (including the Chief Executive Officer) and makes adjustments to all forms of compensation to those officers. In this capacity the Compensation Committee has oversight capacity, reviews the structure and cost effectiveness and sets performance objectives for the Company's various compensation programs. The Compensation Committee also administers all compensation plans of the Company payable to employees in securities of the Company. The Compensation Committee endorses the position that stock ownership by management is beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value and has increasingly used these elements in the Company's compensation packages for its executive officers.

COMPENSATION PHILOSOPHY

        The Company's compensation programs are designed to serve the Company's goals of long-term growth and to help achieve the Company's business objectives. The Company seeks to integrate all compensation programs with the Company's annual and long-term business objectives and strategy and focus executive behavior on the fulfillment of those objectives.

        To that end the Company follows certain principles in its compensation of executives:

        o       The Company pays competitively.

                The Company is committed to providing a compensation program that helps attract, motivate and retain the best people in the industry. To ensure that pay remains competitive, the Company compares its pay practices with those of comparable companies.

        o       The Company pays for relative sustained performance.

                Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as operating profit, performance relative to competitors and timely new product introductions. Individual performance is evaluated by reviewing organizational and management development progress and the degree to which teamwork and Company values are fostered.

        o The Company seeks fairness in the administration of compensation.

                The Company applies its compensation philosophy Company-wide. The Company tries to achieve a balance of the compensation paid to a particular individual and the compensation paid to other executives inside the Company and its subsidiaries and at comparable companies.

        To serve these objectives and maintain these principles the executive compensation program of the Company is comprised of several elements, including base salary, a cash or stock bonus, stock option, restricted stock and stock purchase plans as well as certain welfare and retirement benefits.

2004 EXECUTIVE COMPENSATION

        Based on the Company's performance over the past three years, generally, no increases in cash compensation have been awarded to executives in 2004; rather, in mid-2003, salaries of all the executives, including Mr. Kelley, and substantially all other employees were reduced 10%. However, in mid-2004, one executive received a salary increase to recognize his assumption of additional responsibilities. No cash or stock bonuses, stock options or stock grants were awarded in 2004.

2004 CEO COMPENSATION

        The Chief Executive Officer's compensation is based on the same policies and criteria as the other executive officers and Mr. Kelley did not receive an increase in cash compensation in 2004. In mid- 2003, Mr. Kelley's base salary was reduced 10% to $270,000 per annum. No cash or stock bonuses, stock options or stock grants were awarded to Mr. Kelley in 2004.

                                   By:      COMPENSATION COMMITTEE

                                            John T. Connors   William A. Merritt
                                            Jack Meehan       William J. Stuart

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth securities authorized for issuance under all equity compensation plans of the Company at December 31, 2004.

                                           EQUITY COMPENSATION PLAN INFORMATION


                                                                                                      (C)
                                                                                              NUMBER OF SECURITIES
                                          (A)                                            REMAINING AVAILABLE FOR FUTURE
                               NUMBER OF SECURITIES TO BE            (B)                     ISSUANCE UNDER  EQUITY
                                ISSUED UPON EXERCISE OF    WEIGHTED-AVERAGE EXERCISE           COMPENSATION PLANS
                                  OUTSTANDING OPTIONS,   PRICE OF OUTSTANDING OPTIONS,       (EXCLUDING SECURITIES
      PLAN CATEGORY               WARRANTS AND RIGHTS        WARRANTS AND RIGHTS            REFLECTED IN COLUMN (A))
      -------------               -------------------        -------------------            ------------------------

Equity compensation plans             1,102,802                     $4.03                           263,076(1)
approved by security
holders

Equity compensation plans               570,574(2)                   ____                            66,066(3)
not approved by security
holders

Total                                 1,673,376                     $4.03                           329,082

(1) Consists of (a) 52,478 shares available for grant of rights under the 1967 Employee Stock Purchase Plan and (b) 210,598 shares available for grant of stock options.
(2)     Consists of shares available for issuance, as follows:
        (a) Rights granted n 2002 to executives to receive 395,000 shares of Common Stock on January 2, 2006. Such rights are subject to immediate vesting in the event of a change in control of the Company and pro-rata vesting in the event of death or involuntary termination for reasons other than cause. The total value of the rights at the date of grant was $612,000 based on the fair market value of the Common Stock ($1.55 per share) on the date of grant; $151,000 was charged to expense in 2004 related to this grant.
        (b) Rights of directors to receive 105,574 shares of Common Stock. Directors may elect to receive their fees in shares of Common Stock and defer receipt of such shares to a future date. If a director elects to be paid in shares, he is entitled to 125% of the equivalent value of the fees in shares.
        (c) Rights granted in 2001 to executives to receive 71,000 shares of Common Stock, the receipt of which has been voluntarily deferred by the executives to a future year. The total value of the rights was $338,000 based on the average fair market value of the Common Stock as the shares vested during 2001 ($4.76 per share), which amount was charged to expense in 2001.
(3)     Consists of shares available for issuance for directors' fees.

PERFORMANCE GRAPH

        The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the S&P 500 Index and the Hemscott (formerly Media General) Telecommunications Processing Systems and Products Industry Group (the "Peer Group") for the five years ended December 31, 2004.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                    OF COMPANY, PEER GROUP AND BROAD MARKET




                                    [GRAPH]




----------------- ---------- ---------- ---------- --------- --------- ---------

                     1999       2000       2001      2002      2003      2004
----------------- ---------- ---------- ---------- --------- --------- ---------

Cognitronics         $100       $53         $28       $15       $20       $24
----------------- ---------- ---------- ---------- --------- --------- ---------

Peer Group           $100       $48         $15        $4        $9        $9
----------------- ---------- ---------- ---------- --------- --------- ---------

S&P 500              $100       $91         $80       $62       $80       $89
----------------- ---------- ---------- ---------- --------- --------- ---------


--------------------------------
1 Assumes that the value of the investment in the Company's Common Stock and each index was $100 on December 31, 199 and that all dividends were reinvested.

                             ADDITIONAL INFORMATION

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States, the audited financial and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 "Codification of Statements on Auditing Standards" as may be modified or supplemented. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors' independence.

        The Audit Committee discussed with the Company's independent auditors the overall scope and plans for the respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the selection of the Company's independent auditors for the year ending December 31, 2005.

               By:         AUDIT COMMITTEE

                           Jack Meehan            William J. Stuart, Chairman
                           William A. Merritt

QUALIFICATIONS OF AUDIT COMMITTEE MEMBERS

        The Company's Board has reviewed the qualifications of each of the members of the Audit Committee and has determined that all of them are independent (as independence is defined in Section 121A of the American Stock Exchange's listing standards). The Board also determined that William J. Stuart qualifies as an "audit committee financial expert" as defined by the SEC pusuant to the Sarbanes-Oxley Act of 2002.

AUDIT COMMITTEE CHARTER

        In May 2000, the Board adopted an Audit Committee Charter. In May and September 2001, the Audit Committee reassessed the charter, which the Board approved. The Committee made no changes to its charter in 2002 or 2003. In 2004, the Committee reassessed and restated its charter, which the Board approved, to reflect changes in the American Stock Exchange listing standards, Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Sarbanes-Oxley Act, a copy of which is attached to this Proxy Statement for stockholder review as Exhibit A. The charter sets forth the organization of the Audit Committee, a statement of policy and the Audit Committee's responsibilities and processes. The Audit Committee shall review and reassess the charter at least annually and request the approval of the Board of any changes thereto.

CHANGE IN INDEPENDENT AUDITORS

        At a meeting held on November 4, 2003, the Company's Board, based on the recommendation of its audit committee, approved the engagement of Carlin, Charron & Rosen, LLP, an independent registered public accounting firm, as its independent auditors for the year ending December 31, 2003 to replace the firm of Ernst & Young LLP, who were dismissed as auditors of the Company effective November 5, 2003.

        The report of Ernst & Young LLP on the Company's financial statements for the years ended December 31, and 2002 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

        In connection with the audit of the Company's financial statements for each of the years ended December 31, 2001 and 2002, and in the subsequent interim period through November 5, 2003, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report.

        During the Company's two most recent fiscal years through the date of their appointment, the Company did not consult with Carlin, Charron & Rosen, LLP with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

        A copy of Ernst & Young LLP's letter, dated November 5, 2003, stating that it has found no basis for disagreement with these statements is an exhibit to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 19, 2003.

INDEPENDENT AUDITORS' FEES

        The Company's Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and services provided by, the Company's independent auditing firms. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table below were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

        The aggregate fees billed or expected to be billed by the Company's principal independent auditors for its 2004 services are as follows:



                                                            2004       2003
                                                            ----       ----

    Audit Fees - Review of the Company's quarterly        $99,000    $88,000(a)
    financial statements, audit of the annual financial statements and related consulting.

    Audit-Related Fees                                       None       None


    Tax Fees                                                 None       None

    Other fees                                               None       None

(a) This amount consists of $18,000 for services performed by Ernst & Young LLP through November 4, 2003 and $70,000 for services performed by Carlin, Charron & Rosen LLP thereafter.

OTHER INFORMATION CONCERNING THE BOARD OR ITS COMMITTEES

        The Company's Board has four Committees - Audit, Compensation, Executive and Nominating. The Audit Committee, of which Messrs. Meehan, Merritt and Stuart are members, meets with the independent auditors and reviews and reports to the Board of Directors on the scope and results of audits. The Compensation Committee, of which Messrs. Connors, Meehan, Merritt and Stuart are members, is charged with reviewing officers' compensation and administers the Company's 1967 Employee Stock Purchase Plan, 1990 Stock Option Plan and Restricted Stock Plan. The Executive Committee, of which Messrs. Connors, Kelley and Meehan are members, is authorized to consider and take action on matters in the absence of a full Board of meeting. The Nominating Committee, of which Messrs. Connors, Meehan, Merritt and Stuart are members, is charged with reviewing the performance of directors and considering all nominations (including nominations by stockholders) to the Board of Directors of the Company. During 2004, the Committees met as follows: Audit - four times; Nominating Committee - once; the Compensation and Executive Committees did not meet in 2004.

        During 2004, the Board met four times, during each of which the non-management Directors met in executive session without non-independent directors and management. Each Director of the Company attended 75% or more of the total number of meetings of the Board held during the year and of the Committees of the Board on which he served. It is the Company's policy that it is the responsibility of individual directors to make themselves available to attend scheduled and special Board meetings and annual meetings of the Company's stockholders. All of the Company's directors as of the date of the 2004 annual meeting of the Company's stockholders were in attendance for the 2004 annual stockholder meeting.

NOMINATING COMMITTEE

        In September 2004, the Board adopted a Nominating Committee Charter, a copy of which is attached to this Proxy Statement for stockholder review as Exhibit B, which reflects changes in the American Stock Exchange listing standards, Rule 14A-1D1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Sarbanes-Oxley Act. The charter sets forth the organization of the Nominating Committee, a statement of policy and the Nominating Committee's responsibilities and processes. The Nominating Committee shall review and reassess the charter at least annually and request the approval of the Board of any changes thereto.

        All members of the Nominating Committee qualify as independent under the American Stock Exchange Listing Standards.

        The Nominating Committee will consider stockholder recommendations of candidates to serve as Directors when the recommendations are properly submitted. The principal qualification for a director is the ability to act in the best interests of the Company and its stockholders. The Nominating Committee evaluates director candidates recommended by stockholders in the same manner as it evaluates director candidates recommended by the Company's directors, management or employees. Any stockholder recommendations which are submitted must include the candidate's name and qualifications for Board membership and must be addressed to Corporate Secretary, Cognitronics Corporation, 3 Corporate Drive, Danbury, Connecticut 06810-4130. For potential nominees to be considered for election at the 2006 Annual Meeting of Stockholders, the Corporate Secretary must receive this information by January 12, 2006. The notice must set forth the candidate's name, age, business address, residence address, principal occupation or employment, the number of shares of Common Stock beneficially owned by the candidate and information that would be required to solicit a proxy under the federal securities law. In addition, the notice must include the submitting stockholder's name, address, the number of shares of Common Stock beneficially owned as of the date the recommendation is made and the period of time that the shares have been held.

        Stockholders may communicate with the Board, including non-management directors, by sending an e-mail to BOD@COGNITRONICS.COM or a letter to the Cognitronics Board of Directors, c/o Corporate Secretary at the address set forth in the above paragraph. All correspondence will be reviewed by the Corporate Secretary and forwarded directly to the addressee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Indemnity Agreements between the Company and individual officers and directors have been executed to allow those officers and directors to benefit from New York's indemnification statute. In accordance with the provisions of these Indemnity Agreements, the Company has agreed, subject to limitations, to indemnify and pay the reasonable expenses of officers and directors adjudicated liable in any civil, criminal or other action or proceeding, including any derivative action, for the acts or decisions made by them in good faith while performing services for the Company. Such indemnification would be made by the Company as specified in the Indemnity Agreements and any expenses or other amounts paid by way of indemnification, otherwise than by court order or action of the stockholders, would be reported to stockholders as provided by law. No indemnification by the Company would be made to or on behalf of any officer or director if a judgment or other final adjudication adverse to such officer or director established that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled. The Indemnity Agreements also obligate the Company to advance to officers and directors funds to pay the reasonable expenses incurred from time to time before any final determination of their rights to indemnification, subject to repayment to the extent required by the indemnification terms.

        The Company's Certificate of Incorporation limits the personal liability of directors to the Company or its stockholders for certain breaches of duty as directors, as permitted by New York law.

        The Company carried Directors' and Officers' Liability Insurance covering directors and officers for amounts up to $5 million in 2004.

        During 2004, the Company retained Pillsbury Winthrop Shaw Pittman LLP. John T. Connors, a director, was counsel of that firm in 2004.

        The Company has entered into Executive Severance Agreements (the "Agreements") regarding change in control with Messrs. Kelley, Brix, Strutt, Keefe, Sullivan and one other officer of the Company (individually, the "Executive"; collectively, the "Executives"). Under these Agreements, a "change in control" occurs if (a) the stockholders of the Company approve (i) any merger or consolidation of the Company (unless the voting stock of the Company outstanding immediately prior thereto continues to represent more than 50% of the combined voting power of the Company or the surviving entity thereafter or at least a majority of the directors of the Company or the surviving entity after the merger or consolidation were directors of the Company prior thereto),
(ii) the sale, lease, exchange or other transfer of all or substantially all of the Company's assets to any other company or (iii) any plan or proposal for the liquidation or dissolution of the Company, (b) persons who were directors of the Company on November 1, 1995 (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board of Directors, provided, however, that any person subsequently becoming a director whose election is approved by a vote of at least a majority of the then Incumbent Directors will be considered an Incumbent Director or (c) any person (other than the Company, its subsidiaries or any employee benefit plan of the Company), together with all affiliates and associates of such person, becomes the beneficial owner, directly or indirectly, of 20% or more of the Company's Common Stock. The Agreements provide that the Executive's compensation, responsibilities and employee benefits will not be reduced following a change in control. The Agreements also provide that if the Executive's employment with the Company is terminated under certain circumstances the Executive will continue to receive certain medical, insurance and other employee benefits for a period of two years and will receive a lump sum payment equal to, but limited by the amount deductible for income tax purposes under the Internal Revenue Code, 200% of the sum of (A) the greater of
(i) the Executive's annual salary as in effect immediately prior to the termination or (ii) the Executive's salary as in effect immediately prior to the change in control and (B) the greater of (i) the Executive's annual bonus for the prior annual period, including performance bonus, amounts vested under the Company's Restricted Stock Plan and amounts under any other bonus program of the Company (the "Bonus Amounts") or (ii) the average Bonus Amounts for the prior two years. These benefits will be provided to the Executives, other than Mr. Kelley, in the event that the Executive's employment is terminated within two years following a change in control (i) by the Company for any reason other than death, disability or cause or (ii) by the Executive under certain, limited circumstances, and to Mr. Kelley if his employment is voluntarily or involuntarily terminated (other than for death, disability or cause) within two years following a change in control. Payments to the Executives under the Agreements are limited to such amounts to permit all payments to the Executives to be made by the Company to be deductible in accordance with Section 280G of the Internal Revenue Code. The terms of these Agreements expire on October 16, 2005, unless a change in control has occurred on or prior to such date, in which case the Agreements will continue in effect for two years following the change in control.

        In the event of a change in control, the Company's 1990 Stock Option and Directors' Option Plans provide that all outstanding stock options will become fully exercisable. In the event of a change in control followed by termination of employment, the Company's Restricted Stock Plan provides that the restrictions on shares of the Company's Common Stock previously awarded will terminate.

        Except as described above, no director or officer had any material interest in any material transaction of the Company or any of its subsidiaries during the period from January 1, 2003 to March 1, 2004 or any such proposed transaction, nor had any of their associates.

CODE OF BUSINESS CONDUCT AND ETHICS

        The Company has adopted a Code of Business Conduct that applies to all of its directors, officers and employees, including its chief executive officer and chief financial officer. The Board reassessed and restated the Code of Business Conduct and Ethics in 2004, a copy of which is attached to this Proxy Statement for stockholder review as Exhibit C.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        In accordance with Section 16(a) of the Exchange Act, the Company's directors, officers and any person holding more than ten percent of the Company's Common Stock are required to file reports of ownership and any changes in ownership with the Securities and Exchange Commission, the American Stock Exchange and the Company. The Company believes that all of these filing requirements were timely satisfied during 2004 by its directors, officers and ten percent holders, except each of the following made late filings: Messrs. Connors, Meehan and Merritt - 6 reports, 7 transactions, Mr. Stuart - 1 report, 2 transactions and Mr. Mayer - 1 report, 1 transaction. Each of the late transactions were subsequently filed. In making these statements, the Company has relied on the written representations of its directors and officers and copies of reports they have filed with the Securities and Exchange Commission.

MANAGEMENT RECOMMENDS A VOTE FOR THE ELECTION OF THE FIVE NOMINEES TO THE BOARD OF DIRECTORS.

4.      APPROVAL OF SELECTION OF INDEPENDENT AUDITORS

        Carlin, Charron & Rosen LLP, an independent registered public accounting firm, have been selected as independent auditors to audit the Company's financial records for the year ending December 31, 2005, and management recommends that the selection be approved by the stockholders. Representatives of Carlin, Charron & Rosen LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to answer appropriate questions. Upon the recommendation of the Audit Committee, Carlin, Charron & Rosen LLP were appointed by the Board on November 4, 2003 to audit the Company's financial statements for the year 2003, and the Audit Committee considers Carlin, Charron & Rosen LLP to be well qualified. Should the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy not approve the selection of Carlin, Charron & Rosen LLP, the Company will interpret that vote as an instruction to seek other auditors. Shares represented at the meeting by proxy which are not voted because the stockholder has elected to abstain will be counted in determining the presence of a quorum but will not be counted as for the selection. Shares represented at the meeting by proxy for which the proxy cards have been left blank will be counted as for the selection.

MANAGEMENT RECOMMENDS A VOTE FOR THE APPROVAL OF THE SELECTION OF CARLIN, CHARRON & ROSEN LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

5.      OTHER MATTERS

        Proxies will be voted on such other business as may properly come before the Annual Meeting, although as of the date of this proxy statement the only matters which management intends to present or knows that others will present at the meeting or any adjournment thereof are the matters listed inthe accompanying notice of meeting. As to other business, if any, which may properly come before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

        The entire cost of soliciting proxies will be borne by the Company. It is intended to solicit proxies only by mail. To the extent necessary in order to insure sufficient representation, officers and regular employees of the Company may request the return of proxies in person, or by telegram or telephone.

STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS

        Any stockholder proposal intended to be presented at the 2006 Annual Meeting of Stockholders of the Company must be received at the offices of the Company, 3 Corporate Drive, Danbury, Connecticut 06810-4130, on or before 5:00 p.m. on December 22, 2005 whether or not the proposal is to be included in the Company's proxy materials relating to the meeting. Timely receipt of a stockholder proposal satisfies only one of the various requirements for inclusion of such a proposal in the Company's proxy materials.

                                             By Order of the Board of Directors,
                                                                 Harold F. Mayer
                                                                       SECRETARY
Dated:  April 21, 2005

                                                                       EXHIBIT A
                    COGNITRONICS CORPORATION (THE "COMPANY")

                             AUDIT COMMITTEE CHARTER


PURPOSE

The primary function of the Audit Committee of the Board of Directors (the "Committee") is oversight. The Committee shall assist the Board of Directors (the "Board") in fulfilling its responsibilities with regard to management's conduct of the Company's financial reporting process, the financial reports and other financial information provided by the Company to the Securities and Exchange Commission and the public, the Company's system of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

COMPOSITION

The Committee shall be appointed by the Board and shall comprise at least three independent directors, and shall appoint one member as chairperson. Members of the Committee shall be considered independent as long as they satisfy all of the independence requirements for Board members as set forth in the American Stock Exchange listing standards and Rule 10A-3 of the Securities Exchange Act of 1934 (as amended). All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member shall be an "audit committee financial expert," as defined by SEC rules. Committee members shall not serve on more than three public company audit committees simultaneously.

The Committee shall meet at least quarterly and periodically meet separately with management and the independent auditor. The Committee shall report regularly to the Board with respect to its activities.

FUNCTIONS

The Committee shall:

        1. recommend to the Board the retention or replacement of the independent public accountants as auditors of the financial statements of the Company, review the procedures used to choose auditors of the financial statements, records and accounts of the Company's subsidiaries and pre-approve all audit, audit-related, tax and other services prior to the independent auditor being engaged to perform the permitted service, it being understood that the independent auditors are ultimately selected by, and accountable to, the Board and the Committee;

        2. ensure receipt of an annual formal written statement from the independent auditors delineating all relationships between the independent auditors and the Company and discuss with the independent auditors any such relationships that may impact the objectivity and independence of the independent auditors; and take or recommend to the full Board appropriate action to oversee the independence of the independent auditors;

        3. review the planning and the results of the audits by the Company's independent auditors of the Company's consolidated financial statements, the cost of such audits including fees paid to the independent auditors, any significant deficiency in the design or the operations of internal accounting controls identified by the independent auditors and the resulting recommendations, and the arrangement for and the scope of the independent auditors' audits of the Company's consolidated financial statements. The Committee shall report the foregoing to the Board with such recommendations as it may deem appropriate;

        4. meet with the independent auditors and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee;

        5. review and discuss with management the Company's annual audited financial statements and recommend to the Board the inclusion of the Company's audited financial statements in its Annual Report on Form 10-K.

        6. prior to the filing of each Form 10-Q and the Form 10-K, be available to discuss with the independent auditors the matters required to be brought to the Committee's attention by Statement on Auditing Standards No. 61 and other matters that should be communicated to the Committee under the professional standards of the American Institute of Certified Public Accountants. The Committee may delegate this function to the Committee chairperson who must report any such matters to the full Committee at its next scheduled meeting;

        7. review and discuss with management in advance all earnings news releases, as well as financial information and earnings guidance to analysts and rating agencies.

        8. discuss with management and the independent auditors the adequacy and effectiveness of internal control over financial reporting, including any significant deficiencies or material weaknesses identified by management in connection with its required quarterly certification under
        Section 302 of the Sarbanes-Oxley Act. In addition, the Committee shall discuss with management and the independent auditors any significant changes in internal control over financial reporting that are disclosed, or considered for disclosure, in the Company's periodic filings with the SEC;

        9. prepare a report to shareholders to be included in the Company's proxy statements followed by the names of the Committee members as required by the Securities and Exchange Commission;

        10. review the implementation of the Company's Code of Conduct and Ethics and management's system to monitor compliance with the Code;

        11. obtain advice and assistance from outside legal, accounting or other advisors, as required, to assist in the execution of the Committee's responsibilities, and as necessary, conduct or authorize independent reviews;

        12. maintain procedures for the (a) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

        13. review and reassess the adequacy of this Charter on an annual basis; and

        14. perform such other duties as the Board shall from time to time assign to the Committee.

LIMITATIONS

While the Committee has the functions set forth in the Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The Company's management is principally responsible for Company accounting policies, the preparation of the financial statements and ensuring that the financial statements are prepared in accordance with generally accepted accounting principles. The Company's independent accountants are responsible for auditing and attesting to the Company's financial statements and evaluating the Company's system of internal controls. The responsibility to plan and conduct audits is that of the Company's independent accountants. Consequently, in performing its oversight function, the Committee is neither intended nor equipped to guarantee with certainty to the full Board and stockholders the accuracy and quality of the Company's financial statements and accounting practices. Nor is it the duty of the Committee to assure the Company's compliance with laws and regulations. The primary responsibility for these matters also rests with the Company's management. Each member of the Committee shall be entitled to rely on the integrity of the people and organizations from whom the Committee receives information. The Committee can do no more than rely upon information it receives, questions and assesses in fulfilling its oversight functions.

                                                                       EXHIBIT B



                    COGNITRONICS CORPORATION (THE "COMPANY")

                          NOMINATING COMMITTEE CHARTER


PURPOSE

The primary function of the Nominating Committee of the Board of Directors (the "Committee") is to consider candidates to serve as Directors of the Company and recommend qualified candidates to the Board of Directors (the "Board") for election by the Company's stockholders.

COMPOSITION

The Committee shall be appointed by the Board and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the Committee shall be considered independent as long as they satisfy all of the independence requirements for Board members as set forth in Section 121A of the American Stock Exchange listing standards.

SELECTION PROCESS

The Nominating Committee will consider recommendations of candidates to serve as Directors which have been submitted by non-management directors, chief executive officer, other executive officers or stockholders.

The Committee evaluates director candidates recommended by stockholders in the same manner as it evaluates director candidates recommended by the Company's non-management directors and executive officers.

Stockholder recommendations must be submitted in a timely manner addressed to Corporate Secretary, Cognitronics Corporation, 3 Corporate Drive, Danbury, Connecticut 06810-4130. For potential nominees to be considered for nomination, the notice must be received by the Corporate Secretary not later than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders. The notice must set forth the candidate's name, age, business address, residence address, principal occupation or employment, the number of shares of Common Stock beneficially owned by the candidate and information that would be required to solicit a proxy under the federal securities law. In addition, the notice must include the submitting stockholder's name, address, the number of shares of Common Stock beneficially owned as of the date the recommendation is made and the period of time that the shares have been held.

QUALIFICATIONS OF CANDIDATES

The principal qualification for a director is the ability to act in the best interests of the Company and its stockholders. Other factors include the candidate's business experience and expertise and specific requirements to ensure diversity of experience and qualifications of the Board composition.

MEETINGS

The Committee shall meet:

        1. annually to consider candidates to be nominated to stand for election at the Annual Meeting of Stockholders, and

        2. at such other times to consider candidates to be elected to the Board by the directors in the event a vacancy between Annual Meetings due to the death, resignation, retirement or removal of a director or if the size of the Board be increased.

                                                                       EXHIBIT C

                            COGNITRONICS CORPORATION

                       CODE OF BUSINESS CONDUCT AND ETHICS


This Code of Business Conduct and Ethics (the "Code") sets forth legal and ethical standards of conduct for directors, officers and employees of Cognitronics Corporation and its subsidiaries (the "Company"). This Code is intended to deter wrongdoing and to promote the conduct of all Company business in accordance with high standards of integrity and in compliance with all applicable laws and regulations.

If you have any questions regarding this Code or its application to you in any situation, you should contact your supervisor or the Company's Corporate Office (Brian J. Kelley, Harold F. Mayer and Garrett Sullivan).

COMPLIANCE WITH LAWS, RULES AND REGULATIONS

The Company requires that all employees, officers and directors comply with all laws, rules and regulations applicable to the Company wherever it does business. You are expected to use good judgment and common sense in seeking to comply with all applicable laws, rules and regulations and to ask for advice when you are uncertain about them.

If you become aware of the violation of any law, rule or regulation by the Company, whether by its officers, employees, directors, or any third party doing business on behalf of the Company, it is your responsibility to promptly report the matter to your supervisor or the Company's Corporate Office. While it is the Company's desire to address matters internally, nothing in this Code should discourage you from reporting any illegal activity, including any violation of the securities laws, antitrust laws, environmental laws or any other federal, state or foreign law, rule or regulation, to the appropriate regulatory authority. Employees, officers and directors shall not discharge, demote, suspend, threaten, harass or in any other manner discriminate or retaliate against an employee because he or she reports any such violation. This Code should not be construed to prohibit you from testifying, participating or otherwise assisting in any state or federal administrative, judicial or legislative proceeding or investigation.

CONFLICTS OF INTEREST

Employees, officers and directors must act in the best interests of the Company. You must refrain from engaging in any activity or having a personal interest that presents a "conflict of interest." A conflict of interest occurs when your personal interest interferes, or appears to interfere, with the interests of the Company. A conflict of interest can arise whenever you, as an officer, director or employee, take action or have an interest that prevents you from performing your Company duties and responsibilities honestly, objectively and effectively.

        EMPLOYEES AND OFFICERS. Employees and officers must not:

        o perform services as a consultant, employee, officer, director, advisor or in any other capacity, or permit any close relative to perform services as an officer or director, for (a) a significant customer or significant supplier, other than at the request of the Company, or (b) a direct competitor of the Company;

        o have, or permit any close relative to have, a financial interest in a significant supplier or significant customer of the Company, other than an investment representing less than one percent of the outstanding shares of a publicly-held company or a privately-held company;

        o have, or permit any close relative to have, a financial interest in a direct competitor of the Company, other than an investment representing less than one percent of the outstanding shares of a publicly-held company;

        o supervise, review or influence the job evaluation or compensation of a member of his or her immediate family; or

        o engage in any other activity or have any other interest that the Board of Directors determines to constitute a conflict of interest.

        DIRECTORS. Directors must not:

        o perform services as a consultant, employee, officer, director, advisor or in any other capacity, or permit any close relative to perform services as an officer or director, for a direct competitor of the Company;

        o have, or permit any close relative to have, a financial interest in a direct competitor of the Company, other than an investment representing less than one percent of the outstanding shares of a publicly-held company;

        o use his or her position with the Company to influence any decision of the Company relating to a contract or transaction with a supplier or customer of the Company if the director or a close relative of the director:

                o performs services as a consultant, employee, officer, director, advisor or in any other capacity for such supplier or customer; E has a financial interest in such supplier or customer, other than an investment representing less than one percent of the outstanding shares of a publicly-held company;

                o supervise, review or influence the job evaluation or compensation of a member of his or her immediate family; or

                o engage in any other activity or have any other interest that the Board of Directors determines to constitute a conflict of interest.

A "close relative" means a spouse, dependent child or any other person living in the same home with the employee, officer or director. "Immediate family" means a close relative such as a parent, sibling, child, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law. A "significant customer" is a customer that has made during the Company's last full fiscal year, or proposes to make during the Company's current fiscal year, payments to the Company for property or services in excess of one (1) percent of (a) the Company's consolidated gross revenues for its last full fiscal year or (b) the customer's consolidated gross revenues for its last full fiscal year. A "significant supplier" is a supplier to which the Company has made during the Company's last full fiscal year, or proposes to make during the Company's current fiscal year, payments for property or services in excess of one (1%) percent of (I) the Company's consolidated gross revenues for its last full fiscal year or (ii) the customer's consolidated gross revenues for its last full fiscal year.

It is your responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest to the Corporate Office or, if you are an officer or director, to the Board of Directors, who shall be responsible for determining whether such transaction or relationship constitutes a conflict of interest.

INSIDER TRADING

Employees, officers and directors who have material non-public information ("inside information") about the Company or other companies, including our suppliers and customers, as a result of their relationship with the Company are prohibited by law and Company policy from trading in securities of the Company or such other companies, as well as from communicating such inside information to others who might trade on the basis of that information. To help ensure that you do not engage in prohibited insider trading and avoid even the appearance of an improper transaction, the Company has adopted an Insider Trading Policy, which is available on the Company's intranet site and upon request from the Company's Compliance Committee.

If you are uncertain about the constraints on your purchase or sale of any Company securities or the securities of any other company that you are familiar with by virtue of your relationship with the Company, you should consult with the Compliance Officer before making any such purchase or sale.

CONFIDENTIALITY

Employees, officers and directors must maintain the confidentiality of confidential information entrusted to them by the Company or other companies, including our suppliers and customers, except when disclosure is authorized by a supervisor or is legally mandated. Unauthorized disclosure of any confidential information is prohibited. Additionally, employees should take appropriate precautions to ensure that confidential or sensitive business information, whether it is proprietary to the Company or another company, is not communicated within the Company except to employees who have a need to know such information to perform their responsibilities for the Company. Employees are also reminded of their continuing obligations under the Inventions and Nondiclosure Agreement signed at their time of employment or subsequently.

THIRD PARTY INQUIRIES

Third parties may ask you for information concerning the Company. Employees, officers and directors (other than the Company's authorized spokespersons) must not discuss internal Company matters with, or disseminate internal Company information to, anyone outside the Company, except as required in the performance of their duties and after an appropriate confidentiality or nondisclosure agreement is in place. This prohibition applies particularly to inquiries concerning the Company from the news media, market professionals (such as securities analysts, institutional investors, investment advisers, brokers and dealers) and security holders. All responses to inquiries on behalf of the Company must be made only by the Company's authorized spokespersons. If you receive any inquiries of this nature, you must decline to comment and refer the inquirer to the Company's President, Secretary or Treasurer.

You also must abide by any lawful obligations that you have to your former employer(s). These obligations may include restrictions on the use and disclosure of confidential information, restrictions on the solicitation of former colleagues to work at the Company and non-competition obligations.

HONEST AND ETHICAL CONDUCT AND FAIR DEALING

Employees, officers and directors must endeavor to deal honestly, ethically and fairly with the Company's suppliers, customers, competitors and employees. Statements regarding the Company's products and services must not be untrue, misleading, deceptive or fraudulent. You must not take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair practice.

PROTECTION AND PROPER USE OF CORPORATE ASSETS

Employees, officers and directors must seek to protect the Company's assets. Theft, carelessness and waste have a direct impact on the Company's financial performance. Employees, officers and directors must use the Company's assets and services solely for legitimate business purposes and to advance the legitimate interests of the Company and not for any personal benefit or the personal benefit of anyone else.

GIFTS AND GRATUITIES

The use of Company funds or assets for gifts, gratuities or other favors to employees or government officials is prohibited, except to the extent such gifts are in compliance with applicable law, nominal in amount and not given in consideration or expectation of any action by the recipient.

Employees, officers and directors must not accept, or permit any member of his or her immediate family to accept, any gifts, gratuities or other favors from any customer, supplier or other person doing or seeking to do business with the Company, other than items of nominal value. Any gifts that are not of nominal value should be returned immediately and reported to your supervisor. If immediate return is not practical, they should be given to the Company for charitable disposition or such other disposition as the Company believes appropriate in its sole discretion.

Common sense and moderation should prevail in business entertainment engaged in on behalf of the Company. Employees, officers and directors should provide, or accept, business entertainment to or from anyone doing business with the Company only if the entertainment is infrequent, modest and intended to serve legitimate business goals.

Bribes and kickbacks are criminal acts, strictly prohibited by law. You must not offer, give, solicit or receive any form of bribe or kickback anywhere in the world.

ACCURACY OF BOOKS AND RECORDS AND PUBLIC REPORTS

Employees, officers and directors must honestly and accurately report all business transactions. You are responsible for the accuracy of your records and reports. Accurate information is essential to the Company's ability to meet legal and regulatory obligations.

All Company books, records and accounts shall be maintained in accordance with all applicable regulations and standards and accurately reflect the true nature of the transactions they record. The financial statements of the Company shall conform to generally accepted accounting principles and the Company's accounting policies. No undisclosed or unrecorded account or fund shall be established for any purpose. No false or misleading entries shall be made in the Company's books or records for any reason, and no disbursement of corporate funds or other corporate property shall be made without adequate supporting documentation.

It is the policy of the Company to provide full, fair, accurate, timely and understandable disclosure in reports and documents filed with, or submitted to, the Securities and Exchange Commission and in other public communications.

CONCERNS REGARDING ACCOUNTING OR AUDITING MATTERS

Employees with concerns regarding accounting, internal accounting controls or auditing matters may confidentially, and anonymously if they wish, submit such concerns or complaints in writing directly to William J. Stuart, Chairman of the Audit Committee of the Board of Directors, at 3 Corporate Drive, Danbury, CT 06810-4130, e-mail (BILL.STUART@STILLRIVERFUND.COM) or fax (781-290-0606) or by telephone (781-290-5364). Further, the Company has contracted with a third party to establish an anonymous reporting system. You may contact a 24-hour call center from the United States or Canada by dialing their toll-free telephone hotline (1-877-778-5463) and from outside the United States or Canada by calling them collect (0800-89-0011-877-778-5463), or you may submit a written message at www.reportit.net. These telephone numbers and the website address will also be posted prominently on the Company's intranet site. All submissions, unless determined by the Chairman of the Audit Committee that any such submission does not raise an accounting, internal accounting controls or auditing matter, will be forwarded tothe the Audit Committee. In any event, a record of all concerns received will be provided to the Audit Committee on a quarterly basis. Any such concerns may also be communicated, confidentially and, if you desire, anonymously, directly to any member of the Audit Committee of the Board of Directors.

The Audit Committee will evaluate the merits of any concerns or complaints received by it and authorize such follow-up actions, if any, as it deems necessary or appropriate to address the substance of the concern or complaint.

The Company will not discipline, discriminate against or retaliate against any employee who reports a complaint or concern.

WAIVERS OF THIS CODE OF BUSINESS CONDUCT AND ETHICS

While some of the policies contained in this Code must be strictly adhered to and no exceptions can be allowed, in other cases exceptions may be possible. Any employee or officer who believes that an exception to any of these policies is appropriate in his or her case should first contact his or her immediate supervisor. If the supervisor agrees that an exception is appropriate, the approval of the President, Secretary or Treasurer must be obtained. The Corporate Office, based upon information to be provided by the President, Secretary or Treasurer, shall be responsible for maintaining a complete record of all requests for exceptions to any of these policies and the disposition of such requests.

Any officer or director who seeks an exception to any of these policies should contact the Company's President, who shall provide notice thereof to the Board of Directors. Any waiver of this Code for officers or directors or any change to this Code that applies to officers or directors may be made only by the Board of Directors and will be disclosed as required by law or American Stock Exchange Rules regulation.

REPORTING AND COMPLIANCE PROCEDURES

Every employee, officer and director has the responsibility to ask questions, seek guidance, report suspected violations and express concerns regarding compliance with this Code. Any employee, officer or director who knows or believes that any other employee or representative of the Company has engaged or is engaging in Company-related conduct that violates applicable law or this Code should report such information to his or her supervisor or to the Corporate Office, as described below. You may report such conduct openly or anonymously without fear of retaliation. The Company will not discipline, discriminate against or retaliate against any employee who reports such conduct or who cooperates in any investigation or inquiry regarding such conduct. Any supervisor who receives a report of a violation of this Code must immediately inform the Corporate Office.

You may report violations of this Code, on a confidential or anonymous basis, by contacting the Corporate Office by mail, fax or e-mail at 3 Corporate Drive, Danbury, CT 06810-4130, USA, 203-830-3496, or corpoffice@cognitronics.com.. In addition, the Company has contracted with an independent third party to establish an anonymous reporting system. You may contact the 24-hour call center from the United States or Canada by dialing their toll-free telephone hotline (1-877-778-5463) and from outside the United States or Canada by calling them collect (0800-89-0011-877-778-5463), or you may submit a written message at www.reportit.com. These telephone numbers and the website address will also be posted prominently on the Company's intranet site. While we prefer that you identify yourself when reporting violations so that we may follow up with you, as necessary, for additional information, you may leave messages anonymously if you wish.

If the members of the Corporate Office receive information regarding an alleged violation of this Code, together they shall (i) evaluate such information, (ii) determine whether it is necessary to conduct an informal inquiry or a formal investigation and, if so, initiate such inquiry or investigation, (iii) agree upon a recommendation as to disposition of the matter, and (iv) report the results of any such inquiry or investigation to the Board of Directors or a committee thereof.

Information received regarding an alleged violation of the Code by any officer of the Company will be provided directly to the Board of Directors or a committee thereof.

Employees, officers and directors are expected to cooperate fully with any inquiry or investigation by the Company regarding an alleged violation of this Code. Failure to cooperate with any such inquiry or investigation may result in disciplinary action, up to and including discharge.

The Corporate Office together with the Audit Committee shall determine whether violations of this Code have occurred and, if so, shall determine the disciplinary measures to be taken against any employee who has violated this Code. In the event that the alleged violation involves an officer or a director, the President and the Board of Directors, respectively, shall determine whether a violation of this Code has occurred and, if so, shall determine the disciplinary measures to be taken against such officer or director.

Failure to comply with the standards outlined in this Code will result in disciplinary action including reprimands, warnings, probation or suspension without pay, demotions, reductions in salary, discharge and restitution. Certain violations of this Code may require the Company to refer the matter to the appropriate governmental or regulatory authorities for investigation or prosecution. Moreover, any supervisor who directs or approves of any conduct in violation of this Code, or who has knowledge of such conduct and does not immediately report it, also will be subject to disciplinary action, up to and including discharge.

DISSEMINATION AND AMENDMENT

This Code shall be distributed to each new employee, officer and director of the Company upon commencement of his or her employment or other relationship with the Company and shall also be distributed annually to each employee, officer and director of the Company, and each employee, officer and director shall certify at inception annually that he or she has received, read and understood this Code and has complied with its terms.

The Company reserves the right to amend, alter or terminate this Code at any time for any reason. The most current version of this Code can be found on the Company's intranet site.

This document is not an employment contract between the Company and any of its employees, officers or directors and does not alter the Company's at-will employment policy.

                                  DIRECTIONS TO

                            COGNITRONICS CORPORATION
                                3 CORPORATE DRIVE
                                   DANBURY, CT
                               TEL: (203) 830-3400




FROM MANHATTAN AND WESTCHESTER COUNTY:

        Take Saw Mill River Parkway North to I-684 North and follow I-684 North to I-84 East (Connecticut). Take I-84 East for 12 miles to Exit 8 (Bethel/Newtown Road). Turn right at light at end of exit ramp onto Newtown Road, go to 2nd traffic light and turn right onto Eagle Road (Holiday Inn on corner). Proceed 3/10ths mile and turn right onto Corporate Drive. Cognitronics is second building on your right; parking lot is on your left in front of building.


FROM LONG ISLAND:

        Take Bronx-Whitestone Bridge to Hutchinson River Parkway to I-684 North (a left exit) and follow I-684 North to I-84 East (Connecticut). Take I-84 East for 12 miles to Exit 8 (Bethel/Newtown Road). Turn right at light at end of exit ramp onto Newtown Road, go to 2nd traffic light and turn right onto Eagle Road (Holiday Inn on corner). Proceed 3/10ths mile and turn right onto Corporate Drive. Cognitronics is second building on your right; parking lot is on your left in front of building.


FROM LOWER FAIRFIELD COUNTY:

        Take I-95 to Exit 15 (Rte. 7 North) or Merritt Parkway to Exit 39B and follow Rte 7 North to I-84 East. Take I-84 East to Exit 8 (Bethel/Newtown Road). Turn right at light at end of exit ramp onto Newtown Road, go to 2nd traffic light and turn right onto Eagle Road (Holiday Inn on corner). Proceed 3/10ths mile and turn right onto Corporate Drive. Cognitronics is second building on your right; parking lot is on your left in front of building.


FROM HARTFORD AND EASTERN CONNECTICUT:

        Take I-84 West to Exit 8 (Bethel/Newtown Road). At end of exit ramp, go straight for 2/10ths mile and bear left onto Newtown Road. Go to 3rd traffic light and turn right onto Eagle Road (Holiday Inn on corner). Proceed 3/10ths mile and turn right onto Corporate Drive. Cognitronics is second building on your right; parking lot is on your left in front of building.


[X] PLEASE MARK VOTES                                           PROXY                                        WITHHOLD    FOR ALL
    AS IN THIS EXAMPLE                                COGNITRONICS CORPORATION                       FOR     AUTHORITY   EXCEPT
                                                                                                     [ ]        [ ]        [ ]

          PROXY SOLICITED ON BEHALF OF                    1. ELECTION OF DIRECTORS
             THE BOARD OF DIRECTORS
                                                             NOMINEES: J. T. CONNORS, B. J. KELLEY, J. MEEHAN,
  The undersigned hereby appoints B. J. Kelley and                     W. A. MERRITT AND W. J. STUART
J. Meehan as Proxies, each with the power to                 INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
appoint his substitute, and hereby authorizes them           MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE
to represent and to vote as designated hereon all            PROVIDED BELOW.
shares of Common Stock of Cognitronics Corporation
held of record by the undersigned on April 7, 2005                                                   FOR      AGAINST    ABSTAIN
at the Annual Meeting of Stockholders to be held          2. TO APPROVE THE SELECTION OF CARLIN,     [ ]        [ ]        [ ]
at the offices of the Company at 3 Corporate                 CHARRON & ROSEN, LLP as independent
Drive, Danbury, Conneticut, on May 12, 2005 at               auditors of the Company.
10:00 a.m., and any adjournments thereof.
                                                          3. In their discretion, the Proxies are authorized to  vote such other
  This proxy when properly executed will be executed         business as may properly come before the meeting, including any
in the manner directed herein by the undersigned             adjournment thereof.
stockholder. IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR PROPOSALS 1 AND 2.                        Please sign exactly as name appears at left. When shares are held by joint tenants, each should sign. When signing as attorney, or executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    ------------------------
   Please be sure to sign and date  Date
    this Proxy in the box below.
------------------------------------------------------------





--Stockholder sign above------Co-holder(if any) sign above--


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                            ^ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. ^

                                                      COGNITRONICS CORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

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